                                                                    EXHIBIT 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: October 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                                                          $  7,613,691.03

RECEIPTS:
     1. Receipts from Operations                                                                           $      7,500.00
     2. Other Receipts                                                                                     $     20,000.00
                                                                                                           ---------------

TOTAL RECEIPTS                                                                                             $     27,500.00

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                                       $             -
         b. Others                                                                                         $             -
     4. Taxes
         a. Federal Income Taxes                                                                           $             -
         b. FICA Withholdings                                                                              $             -
         c. Employee's withholdings                                                                        $             -
         d. Employer's FICA                                                                                $             -
         e. Federal Unemployment Taxes                                                                     $             -
         f. State Income Tax                                                                               $             -
         g. State Employee withholdings                                                                    $             -
         h. All other state taxes                                                                          $             -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                                                    $             -
         b. Utilities                                                                                      $             -
         c. Insurance                                                                                      $             -
         d. Merchandise bought for manufacture or sell                                                     $             -
         e. Other necessary expenses
            U.S. Trustee Fee                                                                               $             -
            Professional Fees                                                                              $     38,739.00
            Record Storage Fees                                                                            $        666.13
                                                                                                           ---------------

TOTAL DISBURSEMENTS                                                                                        $     39,405.13
Less:  Disbursements paid by Parent or Affiliates                                                          $    (39,405.13)
                                                                                                           ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                                               $             -

                                                                                                           ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                        $     27,500.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                                                    $             -
                                                                                                           ---------------

ENDING BALANCE IN Bank of America 3751607047                                                               $  6,821,680.11
ENDING BALANCE IN Bank of America 3751567556                                                               $    819,510.92

                                                                                                           ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                                             $  7,641,191.03
                                                                                                           ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2003

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751607047

     DATE RECEIVED                                      DESCRIPTION                                         AMOUNT
     -------------                                      -----------                                         ------
Receipts from Operations:

       10/24/2003                                     Circulation III                                     $  7,500.00

                                                                                                          -----------
                                                          Total                                           $  7,500.00
                                                                                                          ===========

Other Receipts:

        10/24/03                                      Greg Somers                                         $ 20,000.00

                                                                                                          -----------
                                                          Total                                           $ 20,000.00
                                                                                                          ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: October 31, 2003

STATEMENT OF INVENTORY

    Beginning Inventory                                                       $ -
    Add: purchases                                                            $ -
    Less: goods sold                                                          $ -
                                                                              ---
    Ending inventory                                                          $ -
                                                                              ===

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                                             $ -
    Payroll taxes due but unpaid                                              $ -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                    DATE REGULAR         AMOUNT OF                   NUMBER OF                   AMOUNT OF
NAME OF CREDITOR/LESSOR            PAYMENT IS DUE     REGULAR PAYMENT           PAYMENTS DELINQUENT         PAYMENTS DELINQUENT
-----------------------            --------------     ---------------           -------------------         -------------------
Waterton Printers Square               Monthly          $ 12,784.41                      0                      $         -
One Wilshire Arcade                    Monthly          $ 24,965.68                      1                      $ 24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: October 31, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                             3RD PARTY*      INTERCOMPANY         TOTAL
                                                                ----------      ------------         -----
                 Beginning of month balance                  $  99,995,586.09   $119,099.49     $100,114,685.58
                 Add: sales on account                       $              -   $         -     $             -
                 Less: customer credits                      $              -   $         -     $             -
                 Less: collections                           $      (7,500.00)  $         -     $     (7,500.00)
                 Less: offsets                               $              -   $         -     $             -
                 Less: application of customer deposits                         $         -     $             -
                                                             ----------------   -----------     ---------------
                 End of month balance                        $  99,988,086.09   $119,099.49     $100,107,185.58
                                                             ================   ===========     ===============

0-30 Days          31-60 Days        61-90 Days          Over 90 Days      End of Month Total
---------          ----------        ----------          -------------     ------------------
$       -          $        -        $        -         $99,988,086.09       $99,988,086.09

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                3RD PARTY        INTERCOMPANY        TOTAL
                                                                ---------        ------------        -----
Beginning of month balance                                   $   534,436.18     $ 7,868,429.38   $ 8,402,865.56
Add: sales on account**                                      $    39,405.13     $            -   $    39,405.13
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate             $   (39,405.13)    $    39,405.13   $            -
   Net cash advanced by Parent or Affiliate                  $            -     $            -   $            -
   Credit extended by Parent or Affiliate                    $            -     $            -   $            -
   Amounts collected on behalf of Affiliate                  $            -     $            -   $            -
Less: payments                                               $            -     $            -   $            -
                                                             --------------     --------------   --------------
End of month balance                                         $   534,436.18     $ 7,907,834.51   $ 8,442,270.69
                                                             ==============     ==============   ==============

0-30 Days          31-60 Days        61-90 Days        Over 90 Days        End of Month Total
---------          ----------        ----------        ------------        ------------------
$      -           $        -        $        -        $ 534,436.18         $    534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: October 31, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.    Federal income taxes              Yes (X)       No ( )

      2.    FICA withholdings                 Yes (X)       No ( )

      3.    Employee's withholdings           Yes (X)       No ( )

      4.    Employer's FICA                   Yes (X)       No ( )

      5.    Federal unemployment taxes        Yes (X)       No ( )

      6.    State income tax                  Yes (X)       No ( )

      7.    State employee withholdings       Yes (X)       No ( )

      8.    All other state taxes                See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                              __________________________________
                                              For the Debtor In Possession

                                              Henry C. Lyon
                                              Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                                        $ 7,641,191.03

RECEIPTS:
  1.     Receipts from Operations                                                        $            -
         Receipts from Operations (Received by Parent)                                   $    10,705.60
  2.     Other Receipts                                                                  $            -
                                                                                         --------------

TOTAL RECEIPTS                                                                           $    10,705.60
Less:  Receipts received by Parent                                                       $   (10,705.60)
                                                                                         --------------
ADJUSTED RECEIPTS                                                                        $            -

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                                         $            -
     b. Others                                                                           $            -
  4. Taxes
     a. Federal Income Taxes                                                             $            -
     b. FICA Withholdings                                                                $            -
     c. Employee's withholdings                                                          $            -
     d. Employer's FICA                                                                  $            -
     e. Federal Unemployment Taxes                                                       $            -
     f. State Income Tax                                                                 $            -
     g. State Employee withholdings                                                      $            -
     h. All other state taxes                                                            $            -

  5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                                                      $            -
     b. Utilities                                                                        $            -
     c. Insurance                                                                        $            -
     d. Merchandise bought for manufacture or sell                                       $            -
     e. Other necessary expenses
        U.S. Trustee Fee                                                                 $       500.00
        Professional Fees                                                                $    32,755.50
        Record Storage Fees                                                              $       666.13
                                                                                         --------------

TOTAL DISBURSEMENTS                                                                      $    33,921.63
Less:  Disbursements paid by Parent or Affiliates                                        $   (33,921.63)
                                                                                         --------------
ADJUSTED TOTAL DISBURSEMENTS                                                             $            -

                                                                                         --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                      $            -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                                  $            -
                                                                                         --------------

ENDING BALANCE IN Bank of America 3751607047                                             $ 6,821,680.11
ENDING BALANCE IN Bank of America 3751567556                                             $   819,510.92

                                                                                         --------------
ENDING BALANCE IN ALL ACCOUNTS                                                           $ 7,641,191.03
                                                                                         ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2003

                       RECEIVED INTO PARENT'S BANK ACCOUNT

         DATE RECEIVED                          DESCRIPTION                                AMOUNT
         -------------                          -----------                                ------
Receipts from Operations:

           11/18/2003                         Circulation III                         $      7,705.60
           11/18/2003                      Specialty Outsourcing                      $      3,000.00

                                                                                      ---------------
                                                                                Total $     10,705.60
                                                                                      ===============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: November 30, 2003

STATEMENT OF INVENTORY

  Beginning Inventory                     $        -
  Add: purchases                          $        -
  Less: goods sold                        $        -
                                          ----------
  Ending inventory                        $        -
                                          ==========

PAYROLL INFORMATION STATEMENT

  Gross payroll for this period           $        -
  Payroll taxes due but unpaid            $        -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                DATE REGULAR          AMOUNT OF            NUMBER OF               AMOUNT OF
 NAME OF CREDITOR/LESSOR       PAYMENT IS DUE      REGULAR PAYMENT    PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
 -----------------------       --------------      ---------------    -------------------     -------------------
Waterton Printers Square           Monthly         $     12,784.41             0              $                 -
One Wilshire Arcade                Monthly         $     24,965.68             1              $         24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: November 30, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                 3RD PARTY*         INTERCOMPANY            TOTAL
                                                                    ----------         ------------            -----
                 Beginning of month balance                       $99,988,086.09      $   119,099.49     $ 100,107,185.58
                 Add: sales on account                            $            -      $            -     $              -
                 Less: customer credits                           $            -      $            -     $              -
                 Less: collections                                $   (10,705.60)     $    10,705.60     $              -
                 Less: offsets                                    $            -      $            -     $              -
                 Less: application of customer deposits                               $            -     $              -
                                                                  --------------      --------------     ----------------
                 End of month balance                             $99,977,380.49      $   129,805.09     $ 100,107,185.58
                                                                  ==============      ==============     ================

0-30 Days           31-60 Days      61-90 Days          Over 90 Days        End of Month Total
---------           ----------      ----------          ------------        ------------------
$       -           $        -      $        -         $99,977,380.49       $   99,977,380.49

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                   3RD PARTY           INTERCOMPANY          TOTAL
                                                                   ---------           ------------          -----
Beginning of month balance                                        $534,436.18         $ 7,907,834.51     $ 8,442,270.69
Add: sales on account**                                           $ 33,921.63         $            -     $    33,921.63
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate                  $(33,921.63)        $    33,921.63     $            -
   Net cash advanced by Parent or Affiliate                       $         -         $            -     $            -
   Credit extended by Parent or Affiliate                         $         -         $            -     $            -
   Amounts collected on behalf of Affiliate                       $         -         $            -     $            -
Less: payments                                                    $         -         $            -     $            -
                                                                  -----------         --------------     --------------
End of month balance                                              $534,436.18         $ 7,941,756.14     $ 8,476,192.32
                                                                  ===========         ==============     ==============

0-30 Days         31-60 Days      61-90 Days         Over 90 Days     End of Month Total
---------         ----------      ----------         ------------     ------------------
$       -         $        -      $        -         $ 534,436.18        $534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: November 30, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.    Federal income taxes              Yes (X)       No ( )

      2.    FICA withholdings                 Yes (X)       No ( )

      3.    Employee's withholdings           Yes (X)       No ( )

      4.    Employer's FICA                   Yes (X)       No ( )

      5.    Federal unemployment taxes        Yes (X)       No ( )

      6.    State income tax                  Yes (X)       No ( )

      7.    State employee withholdings       Yes (X)       No ( )

      8.    All other state taxes                See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                 _____________________________
                                                 For the Debtor In Possession

                                                 Henry C. Lyon
                                                 Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                           $ 7,641,191.03

RECEIPTS:
  1. Receipts from Operations                               $            -
  2. Other Receipts                                         $     5,000.00
                                                            --------------

TOTAL RECEIPTS                                              $     5,000.00

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                            $            -
     b. Others                                              $            -
  4. Taxes
     a. Federal Income Taxes                                $            -
     b. FICA Withholdings                                   $            -
     c. Employee's withholdings                             $            -
     d. Employer's FICA                                     $            -
     e. Federal Unemployment Taxes                          $            -
     f. State Income Tax                                    $            -
     g. State Employee withholdings                         $            -
     h. All other state taxes                               $            -

  5. Necessary Expenses (Paid by Parent or Affiliate)

     a. Rent or mortgage payment(s)                         $            -
     b. Utilities                                           $            -
     c. Insurance                                           $            -
     d. Merchandise bought for manufacture or sell          $            -
     e. Other necessary expenses
        U.S. Trustee Fee                                    $            -
        Professional Fees                                   $    26,229.89
        Record Storage Fees                                 $       666.13
                                                            --------------

TOTAL DISBURSEMENTS                                         $    26,896.02
Less:  Disbursements paid by Parent or Affiliates           $   (26,896.02)
                                                            --------------
ADJUSTED TOTAL DISBURSEMENTS                                $            -

                                                            --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD         $     5,000.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                     $    10,705.60
                                                            --------------

ENDING BALANCE IN Bank of America 3751607047                $ 6,837,385.71
ENDING BALANCE IN Bank of America 3751567556                $   819,510.92

                                                            --------------
ENDING BALANCE IN ALL ACCOUNTS                              $ 7,656,896.63
                                                            ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2003

Bank:               Bank of America
Location:           Dallas, TX
Account Name:       Customer Connection Analyzed Checking
Account Number:     3751607047

DATE RECEIVED                  DESCRIPTION                  AMOUNT
-------------                  -----------                  ------
Other Receipts:
    12/23/03                   Greg Somers               $  5,000.00

                                                         -----------
                                                   Total $  5,000.00
                                                         ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: December 31, 2003

STATEMENT OF INVENTORY

  Beginning Inventory                      $       -
  Add: purchases                           $       -
  Less: goods sold                         $       -
                                           ---------
  Ending inventory                         $       -
                                           =========

PAYROLL INFORMATION STATEMENT

  Gross payroll for this period            $       -
  Payroll taxes due but unpaid             $       -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR           AMOUNT OF                   NUMBER OF                 AMOUNT OF
NAME OF CREDITOR/LESSOR          PAYMENT IS DUE       REGULAR PAYMENT            PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
-----------------------          --------------       ---------------            -------------------      -------------------
Waterton Printers Square             Monthly            $ 12,784.41                       0                 $              -
One Wilshire Arcade                  Monthly            $ 24,965.68                       1                 $      24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: December 31, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                             3RD PARTY*              INTERCOMPANY          TOTAL
                                                                ----------              ------------          -----
                  Beginning of month balance                $   99,977,380.49          $  129,805.09     $100,107,185.58
                  Add: sales on account                     $               -          $           -     $             -
                  Less: customer credits                    $     (213,102.08)         $           -     $   (213,102.08)
                  Less: collections                         $               -          $  (10,705.60)    $    (10,705.60)
                  Less: offsets                             $               -          $           -     $             -
                  Less: application of customer deposits                               $           -     $             -
                                                            -----------------          -------------     ---------------
                  End of month balance                      $   99,764,278.41          $  119,099.49     $ 99,883,377.90
                                                            =================          =============     ===============

0-30 Days         31-60 Days        61-90 Days        Over 90 Days        End of Month Total
---------         ----------        ----------        ------------        ------------------
$       -         $        -        $        -       $ 99,764,278.41      $    99,764,278.41

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                              3RD PARTY          INTERCOMPANY            TOTAL
                                                              ---------          ------------            -----
Beginning of month balance                                  $ 534,436.18        $ 7,941,756.14      $  8,476,192.32
Add: sales on account**                                     $  26,896.02        $            -      $     26,896.02
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate            $ (26,896.02)       $    26,896.02      $             -
   Net cash advanced by Parent or Affiliate                 $          -        $            -      $             -
   Credit extended by Parent or Affiliate                   $          -        $            -      $             -
   Amounts collected on behalf of Affiliate                 $          -        $            -      $             -
Less: payments                                              $          -        $            -      $             -
                                                            ------------        --------------      ---------------
End of month balance                                        $ 534,436.18        $ 7,968,652.16      $  8,503,088.34
                                                            ============        ==============      ===============

0-30 Days         31-60 Days           61-90 Days           Over 90 Days     End of Month Total
---------         ----------           ----------           ------------     ------------------
$       -         $        -           $        -           $ 534,436.18         $534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: December 31, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.    Federal income taxes                            Yes (X)     No ( )

      2.    FICA withholdings                               Yes (X)     No ( )

      3.    Employee's withholdings                         Yes (X)     No ( )

      4.    Employer's FICA                                 Yes (X)     No ( )

      5.    Federal unemployment taxes                      Yes (X)     No ( )

      6.    State income tax                                Yes (X)     No ( )

      7.    State employee withholdings                     Yes (X)     No ( )

      8.    All other state taxes                               See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                  ____________________________
                                                  For the Debtor In Possession

                                                  Henry C. Lyon
                                                  Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                       $7,656,896.63

RECEIPTS:
  1. Receipts from Operations                                           $    6,000.00
  2. Other Receipts                                                     $    5,000.00
                                                                        -------------

TOTAL RECEIPTS                                                          $   11,000.00

DISBURSEMENTS

  3. Net Payroll
     a. Officers                                                        $           -
     b. Others                                                          $           -
  4. Taxes
     a. Federal Income Taxes                                            $           -
     b. FICA Withholdings                                               $           -
     c. Employee's withholdings                                         $           -
     d. Employer's FICA                                                 $           -
     e. Federal Unemployment Taxes                                      $           -
     f. State Income Tax                                                $           -
     g. State Employee withholdings                                     $           -
     h. All other state taxes                                           $           -

  5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                                     $           -
     b. Utilities                                                       $           -
     c. Insurance                                                       $           -
     d. Merchandise bought for manufacture or sell                      $           -
     e. Other necessary expenses
        U.S. Trustee Fee
        Professional Fees
        Record Storage Fees                                             $      666.13
                                                                        -------------

TOTAL DISBURSEMENTS                                                     $      666.13
Less:  Disbursements paid by Parent or Affiliates                       $     (666.13)
                                                                        -------------
ADJUSTED TOTAL DISBURSEMENTS                                            $           -

                                                                        -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                     $   11,000.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                 $           -
                                                                        -------------

ENDING BALANCE IN Bank of America 3751607047                            $6,848,385.71
ENDING BALANCE IN Bank of America 3751567556                            $  819,510.92

                                                                        -------------
ENDING BALANCE IN ALL ACCOUNTS                                          $7,667,896.63
                                                                        =============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2004

Bank:                  Bank of America
Location:              Dallas, TX
Account Name:          Customer Connection Analyzed Checking
Account Number:        3751607047

    DATE RECEIVED                             DESCRIPTION                              AMOUNT
    -------------                             -----------                              ------
Receipts from Operations:

       1/20/2004                         Specialty Outsourcing                      $   3,000.00
       1/20/2004                         Specialty Outsourcing                      $   3,000.00

                                                                                    ------------
                                                                              Total $   6,000.00
                                                                                    ============

Other Receipts:

       01/08/04                              Greg Somers                            $   5,000.00

                                                                                    ------------
                                                                              Total $   5,000.00
                                                                                    ============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: January 31, 2004

STATEMENT OF INVENTORY

  Beginning Inventory                                       $          -
  Add: purchases                                            $          -
  Less: goods sold                                          $          -
                                                            ------------
  Ending inventory                                          $          -
                                                            ============

PAYROLL INFORMATION STATEMENT

  Gross payroll for this period                             $          -
  Payroll taxes due but unpaid                              $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                   DATE REGULAR           AMOUNT OF                      NUMBER OF                  AMOUNT OF
 NAME OF CREDITOR/LESSOR          PAYMENT IS DUE       REGULAR PAYMENT              PAYMENTS DELINQUENT        PAYMENTS DELINQUENT
 -----------------------          --------------       ---------------              --------------------       -------------------
Waterton Printers Square              Monthly           $   12,784.41                        0                  $               -
One Wilshire Arcade                   Monthly           $   24,965.68                        1                  $       24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: January 31, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                           3RD PARTY*        INTERCOMPANY         TOTAL
                                                              ----------        ------------         -----
                 Beginning of month balance                 $99,764,278.41      $ 119,099.49    $ 99,883,377.90
                 Add: sales on account                      $            -      $          -    $             -
                 Less: customer credits                     $            -      $          -    $             -
                 Less: collections                          $    (6,000.00)     $          -    $     (6,000.00)
                 Less: offsets                              $            -      $          -    $             -
                 Less: application of customer deposits                         $          -    $             -
                                                            --------------      ------------    ---------------
                 End of month balance                       $99,758,278.41      $ 119,099.49    $ 99,877,377.90
                                                            ==============      ============    ===============

0-30 Days        31-60 Days            61-90 Days            Over 90 Days     End of Month Total
---------        ----------            ----------            ------------     ------------------
$       -         $      -             $        -           $99,758,278.41      $99,758,278.41

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                             3RD PARTY           INTERCOMPANY           TOTAL
                                                             ---------           ------------           -----
Beginning of month balance                                  $534,436.18         $7,968,652.16       $ 8,503,088.34
Add: sales on account**                                     $    666.13         $           -       $       666.13
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate            $   (666.13)        $      666.13       $            -
   Net cash advanced by Parent or Affiliate                 $         -         $           -       $            -
   Credit extended by Parent or Affiliate                   $         -         $           -       $            -
   Amounts collected on behalf of Affiliate                 $         -         $           -       $            -
Less: payments                                              $         -         $           -       $            -
                                                            -----------         -------------       --------------
End of month balance                                        $534,436.18         $7,969,318.29       $ 8,503,754.47
                                                            ===========         =============       ==============

0-30 Days         31-60 Days         61-90 Days         Over 90 Days     End of Month Total
---------         ----------         ----------         ------------     ------------------
$       -         $        -         $        -         $ 534,436.18        $534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: January 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.    Federal income taxes                            Yes (X)    No ( )

      2.    FICA withholdings                               Yes (X)    No ( )

      3.    Employee's withholdings                         Yes (X)    No ( )

      4.    Employer's FICA                                 Yes (X)    No ( )

      5.    Federal unemployment taxes                      Yes (X)    No ( )

      6.    State income tax                                Yes (X)    No ( )

      7.    State employee withholdings                     Yes (X)    No ( )

      8.    All other state taxes                              See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                   ____________________________
                                                   For the Debtor In Possession

                                                   Henry C. Lyon
                                                   Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 29, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                               $  7,667,896.63

RECEIPTS:
  1. Receipts from Operations                                                   $             -
     Receipts from Operations (Received by Parent)                              $      7,500.00
  2. Other Receipts                                                             $             -
     Other Receipts (Received by Parent)                                        $      5,000.00
                                                                                ---------------

TOTAL RECEIPTS                                                                  $     12,500.00
Less: Receipts received by Parent                                               $    (12,500.00)
                                                                                ---------------
ADJUSTED RECEIPTS                                                               $             -

DISBURSEMENTS
  3. Net Payroll
          a. Officers                                                           $             -
          b. Others                                                             $             -
  4. Taxes
          a. Federal Income Taxes                                               $             -
          b. FICA Withholdings                                                  $             -
          c. Employee's withholdings                                            $             -
          d. Employer's FICA                                                    $             -
          e. Federal Unemployment Taxes                                         $             -
          f. State Income Tax                                                   $             -
          g. State Employee withholdings                                        $             -
          h. All other state taxes                                              $             -

  5. Necessary Expenses (Paid by Parent or Affiliate)
          a. Rent or mortgage payment(s)                                        $             -
          b. Utilities                                                          $             -
          c. Insurance                                                          $             -
          d. Merchandise bought for manufacture or sell                         $             -
          e. Other necessary expenses
             U.S. Trustee Fee                                                   $             -
             Professional Fees                                                  $     18,884.22
             Record Storage Fees                                                $        666.13
                                                                                ---------------

TOTAL DISBURSEMENTS                                                             $     19,550.35
Less: Disbursements paid by Parent or Affiliates                                $    (19,550.35)
                                                                                ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $             -
                                                                                ---------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $             -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $             -
                                                                                ---------------

ENDING BALANCE IN Bank of America 3751607047                                    $  6,848,385.71
ENDING BALANCE IN Bank of America 3751567556                                    $    819,510.92
                                                                                ---------------

ENDING BALANCE IN ALL ACCOUNTS                                                  $  7,667,896.63
                                                                                ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 29, 2004

                     RECEIVED INTO FACILICOM'S BANK ACCOUNT

    DATE RECEIVED                        DESCRIPTION                       AMOUNT
    -------------                        -----------                       ------
Receipts from Operations:

     02/03/2004                           Jones Boys                     $ 2,000.00
     02/03/2004                          Bruce Johnson                     2,500.00
     02/03/2004                      Specialty Outsourcing                 3,000.00

                                                                         ----------
                                                                 Total   $ 7,500.00
                                                                         ==========

Other Receipts:

     02/03/2004                           Greg Somers                    $ 5,000.00
                                                                         ----------
                                                                 Total   $ 5,000.00
                                                                         ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: February 29, 2004

STATEMENT OF INVENTORY

     Beginning Inventory                    $   -
     Add: purchases                         $   -
     Less: goods sold                       $   -
                                            -----
     Ending inventory                       $   -
                                            =====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period          $   -
     Payroll taxes due but unpaid           $   -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR             AMOUNT OF              NUMBER OF               AMOUNT OF
NAME OF CREDITOR/LESSOR          PAYMENT IS DUE          REGULAR PAYMENT      PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
-----------------------          --------------          ---------------      -------------------    -------------------
Waterton Printers Square             Monthly             $     12,784.41               0             $                 -
One Wilshire Arcade                  Monthly             $     24,965.68               1             $         24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: February 29, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                    3RD PARTY*       INTERCOMPANY         TOTAL
                                                                     --------------    -------------     --------------
                  Beginning of month balance                         $99,758,278.41    $  119,099.49     $99,877,377.90
                  Add: sales on account                              $            -    $           -     $            -
                  Less: customer credits                             $            -    $           -     $            -
                  Less: collections                                  $    (7,500.00)   $   12,500.00     $     5,000.00
                  Less: offsets                                      $            -    $           -     $            -
                  Less: application of customer deposits                               $           -     $            -
                                                                     --------------    -------------     --------------
                  End of month balance                               $99,750,778.41    $  131,599.49     $99,882,377,90
                                                                     ==============    =============     ==============

0-30 Days         31-60 Days                                         61-90 Days         Over 90 Days     End of Month Total
---------         ----------                                         ----------        --------------    ------------------
$       -         $        -                                         $        -        $99,750,778.41    $    99,750,778.41

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                       3RD PARTY        INTERCOMPANY         TOTAL
                                                                     --------------    -------------     --------------
Beginning of month balance                                           $   534,436.18    $7,969,318.29     $ 8,503,754.47
Add: sales on account**                                              $    19,550.35    $           -     $    19,550.35
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate                     $   (19,550.35)   $   19,550.35     $            -
   Net cash advanced by Parent or Affiliate                          $            -    $           -     $            -
   Credit extended by Parent or Affiliate                            $            -    $           -     $            -
   Amounts collected on behalf of Affiliate                          $            -    $           -     $            -
Less: payments                                                       $            -    $           -     $            -
                                                                     --------------    -------------     --------------
End of month balance                                                 $   534,436.18    $7,988,868.64     $ 8,523,304.82
                                                                     ==============    =============     ==============

0-30 Days         31-60 Days        61-90 Days        Over 90 Days      End of Month Total
---------         ----------        ----------        -------------     ------------------
$       -         $        -        $        -        $  534,436.18     $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: February 29, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.  Federal income taxes                         Yes (X)               No ( )

2.  FICA withholdings                            Yes (X)               No ( )

3.  Employee's withholdings                      Yes (X)               No ( )

4.  Employer's FICA                              Yes (X)               No ( )

5.  Federal unemployment taxes                   Yes (X)               No ( )

6.  State income tax                             Yes (X)               No ( )

7.  State employee withholdings                  Yes (X)               No ( )

8.  All other state taxes                        See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     ___________________________________________
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 7,667,896.63

RECEIPTS:
  1. Receipts from Operations                                                   $     9,500.00
  2. Other Receipts                                                             $     5,000.00
                                                                                --------------

TOTAL RECEIPTS                                                                  $    14.500.00

DISBURSEMENTS
  3. Net Payroll
      a. Officers                                                               $            -
      b. Others                                                                 $            -
  4. Taxes
      a. Federal Income Taxes                                                   $            -
      b. FICA Withholdings                                                      $            -
      c. Employee's withholdings                                                $            -
      d. Employer's FICA                                                        $            -
      e. Federal Unemployment Taxes                                             $            -
      f. State Income Tax                                                       $            -
      g. State Employee withholdings                                            $            -
      h. All other state taxes                                                  $            -

  5. Necessary Expenses (Paid by Parent or Affiliate)
      a. Rent or mortgage payment(s)                                            $            -
      b. Utilities                                                              $            -
      c. Insurance                                                              $            -
      d. Merchandise bought for manufacture or sell                             $            -
      e. Other necessary expenses
         U.S. Trustee Fee                                                       $       500.00
         Professional Fees                                                      $    19,841.97
         Record Storage Fees                                                    $       666.13
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $    21,008.10
Less: Disbursements paid by Parent or Affiliates                                $   (21,008.10)
                                                                                --------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $            -

                                                                                --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $    14,500.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $    12,500.00
                                                                                --------------

ENDING BALANCE IN Bank of America 3751607047                                    $ 6,875,385.71
ENDING BALANCE IN Bank of America 3751567556                                    $   819,510.92

                                                                                --------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 7,694,896.63
                                                                                ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2004

Bank:            Bank of America
Location:        Dallas, TX
Account Name:    Customer Connection Analyzed Checking
Account Number:  3751607047

       DATE RECEIVED                   DESCRIPTION                       AMOUNT
       -------------                   -----------                       ------
Receipts from Operations:

          30/03/2004                 Blockwell Funding                  2,000.00
          30/03/2004                    Jones Boys                      2,000.00
          30/03/2004               Specialty Outsourcing                3,000.00
          30/03/2004                   Bruce Johnson                    2,500.00
                                                                      ----------
                                                              Total   $ 9,500.00
                                                                      ==========

Other Receipts:

            03/30/04                    Greg Somers                     5,000.00
                                                                      ----------
                                                              Total   $ 5,000.00
                                                                      ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: March 31, 2004

STATEMENT OF INVENTORY

  Beginning Inventory                     $     -
  Add: purchases                          $     -
  Less: goods sold                        $     -
                                          -------
  Ending inventory                        $     -
                                          =======

PAYROLL INFORMATION STATEMENT

  Gross payroll for this period           $     -
  Payroll taxes due but unpaid            $     -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                DATE REGULAR             AMOUNT OF           NUMBER OF                 AMOUNT OF
NAME OF CREDITOR/LESSOR        PAYMENT IS DUE        REGULAR PAYMENT    PAYMENTS DELINQUENT       PAYMENTS DELINQUENT
-----------------------        --------------        ---------------    --------------------      -------------------
Waterton Printers Square           Monthly           $     12,784.41            0                 $                 -
One Wilshire Arcade                Monthly           $     24,965.68            1                 $         24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: March 31, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                     3RD PARTY*        INTERCOMPANY           TOTAL
                                                                      ---------------    --------------     ---------------

Beginning of month balance                                            $ 99,750,778.41    $   131,599.49     $ 99,882,377.90
Add: sales on account                                                 $             -    $            -     $             -
Less: customer credits                                                $             -    $            -     $             -
Less: collections                                                     $     (9,500.00)   $   (12,500.00)    $    (22,000.00)
Less: offsets                                                         $             -    $            -     $             -
Less: application of customer deposits                                                   $            -     $             -
                                                                      ---------------    --------------     ---------------
End of month balance                                                  $ 99,741,278.41    $   119,099.49     $ 99,860,377.90
                                                                      ===============    ==============     ===============

0-30 Days        31-60 Days           61-90 Days          Over 90 Days      End of Month Total
---------        ----------           ----------         --------------     ------------------
$       -        $        -           $        -         $99,741,278.41     $    99,741,278.41

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                         3RD PARTY        INTERCOMPANY            TOTAL
                                                                      ---------------    --------------     ---------------
Beginning of month balance                                            $    534,436.18    $ 7,988,868.64     $  8,523,304.82
Add: sales on account**                                               $     21,008.10    $            -     $     21,008.10
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate                      $    (21,008.10)   $    21,008.10     $             -
   Net cash advanced by Parent or Affiliate                           $             -    $            -     $             -
   Credit extended by Parent or Affiliate                             $             -    $            -     $             -
   Amounts collected on behalf of Affiliate                           $             -    $            -     $             -
Less: payments                                                        $             -    $            -     $             -
                                                                      ---------------    --------------     ---------------
End of month balance                                                  $    534,436.18    $ 8,009,876.74     $  8,544,312.92
                                                                      ===============    ==============     ===============

0-30 Days        31-60 Days           61-90 Days         Over 90 Days       End of Month Total
---------        ----------           ----------         ------------       ------------------
$       -        $        -           $        -         $ 534,436.18       $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: March 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal income taxes                    Yes (X)             No ( )

2. FICA withholdings                       Yes (X)             No ( )

3. Employee's withholdings                 Yes (X)             No ( )

4. Employer's FICA                         Yes (X)             No ( )

5. Federal unemployment taxes              Yes (X)             No ( )

6. State income tax                        Yes (X)             No ( )

7. State employee withholdings             Yes (X)             No ( )

8. All other state taxes                   See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                   _____________________________________________
                                   For the Debtor In Possession

                                   Henry C. Lyon
                                   Designated Officer

                             OPERATING REPORT Page 6